UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2006

___________________

Shenandoah Telecommunications Company

________________________________

(Exact name of registrant as specified in its charter)

__________________

Virginia	0-9881	54-1162807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Shentel Way P.O. Box 459 Edinburg, VA	22824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 984-4141

Not applicable

-------------------------------------------------

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

(a)	Extension of Forbearance Agreement with Sprint Nextel

On February 24, 2005, Shenandoah Personal Communications Company (“Shentel”), a wholly owned subsidiary of the Company, and Sprint Nextel Corporation and certain of its subsidiaries (“Sprint Nextel”) entered into Amendment No. 2 to a Forbearance Agreement dated August 9, 2005 (the “Agreement”). The Agreement relates to the management agreement between Shenandoah and Sprint Nextel. The Agreement reflects Sprint Nextel’s and the Company’s desire to avoid litigation while they continue to discuss changes to the management agreement necessary to reflect the Merger of Sprint and Nextel Communications, Inc. Amendment No. 2 extends the time for such discussions to April 15, 2006. The Agreement sets forth Sprint Nextel’s agreement as to certain parameters for the operations of Nextel’s wireless business in the territories operated by Shentel following the merger of Sprint and Nextel.

The Agreement also sets forth Shentel’s agreement not to initiate litigation or seek certain injunctive or equitable relief under certain circumstances in each case during the period of time that the Agreement remains in effect.

Shentel is committed to working with Sprint Nextel to reach a mutually acceptable arrangement regarding a continued long-term relationship.. There can be no assurances, however, that the Company and Sprint will be able to reach mutually acceptable arrangements or as to the terms of any such arrangements or the likely impact on the Company of any such arrangements.

A copy of the Agreement is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing information is filed pursuant to this Item 8.01 of Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit No.	Description

99.1

Amendment No. 2 dated February 24, 2005 to the Forbearance Agreement, dated August 9, 2005, among Sprint Corporation, Sprint Spectrum L.P., Wireless Co L.P., Sprint Communications Company L.P., Sprint Telephony PCS, L.P., APC PCS, LLC, PhillieCo, L.P., Sprint PCS License, L.L.C., and Shenandoah Personal Communications Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY
(Registrant)

February 24, 2006	/S/ CHRISTOPHER E. FRENCH
Christopher E. French
President and Chief Executive Officer